                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.


                 MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                  MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES

                              ONE FINANCIAL CENTER
                                BOSTON, MA 02111

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 20, 1999


TO THE SHAREHOLDERS OF MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES:


     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of Merrill Lynch Funds For Institutions Series (the "Trust") will be held at the offices of Merrill Lynch, One Financial Center, Boston, MA 02111 on October 20, 1999 at 11:45 a.m. for the following purposes:


          (1) To consider and act upon a proposal to amend the Declaration of Trust of the Trust to allow the Trustees to make future amendments to the Declaration of Trust without shareholder authorization provided that the amendment does not materially adversely affect the rights of any shareholder; and

          (2) To transact such other business as may properly come before the Meeting or any adjournment thereof.


     The Board of Trustees has fixed the close of business on July 30, 1999 as the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or any adjournment thereof.



     A complete list of the shareholders of the Trust entitled to vote at the Meeting will be available and open to the examination of any shareholder of the Trust for any purpose germane to the Meeting during ordinary business hours from and after October 6, 1999, at One Financial Center, Boston, MA 02111. Shareholders are cordially invited to attend the Meeting. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED FOR THIS PURPOSE. The enclosed proxy is being solicited on behalf of the Board of Trustees of the Trust.


                                          By Order of the Board of Trustees

                                          PHILLIP GILLESPIE
                                          Secretary

Boston, MA 02111

Dated: August 18, 1999

                                PROXY STATEMENT

             ------------------------------------------------------
                  MERRILL LYNCH FUNDS FOR INSTITUTIONS SERIES
                              ONE FINANCIAL CENTER
                                BOSTON, MA 02111
             ------------------------------------------------------
                        SPECIAL MEETING OF SHAREHOLDERS

                                OCTOBER 20, 1999


                                  INTRODUCTION


     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees (the "Board") of Merrill Lynch Funds For Institutions Series (the "Trust"), to be voted at the Special Meeting of Shareholders of the Trust (the "Meeting"), to be held at the offices of Merrill Lynch, One Financial Center, Boston, MA 02111, on October 20, 1999 at 11:45 a.m.. The approximate mailing date of this Proxy Statement is August 18, 1999.


     All properly executed proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. The special meeting of shareholders is being called to consider and act upon a proposal (the "Proposal") to amend the Declaration of Trust of the Trust to allow the Trustees to make future amendments to the Declaration of Trust without shareholder authorization provided that the amendment does not materially adversely affect the rights of any shareholder. Unless instructions to the contrary are marked, proxies will be voted 'FOR' the Proposal to amend the Declaration of Trust. Any proxy may be revoked at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund.


     The Board has fixed the close of business on July 30, 1999 (the "Record Date") for the determination of shareholders entitled to notice of and to vote at the Meetings and at any adjournment thereof. Shareholders on the Record Date will be entitled to one vote for each share held and fractional votes for fractional shares held, with no shares having cumulative voting rights. As of July 30, 1999, the Trust had outstanding 22,946,828,359.92 shares of beneficial interest in the Trust, par value $.10 per share for the Merrill Lynch Institutional Tax-Exempt Fund, with 2,133,413,104.88 shares, and par value $.01 per share for the other Funds, consisting of 9,214,837,915.25 shares of the Merrill Lynch Premier Institutional Fund, 8,024,851,969.21 shares of the Merrill Lynch Institutional Fund, 2,412,963,518.05 shares of the Merrill Lynch Government Fund, 809,003,744.28 shares of the Merrill Lynch Treasury Fund, and 351,758,108.25 shares of the Merrill Lynch Rated Institutional Fund. To the knowledge of the Trust, as of July 30, 1999, no entities owned beneficially more than five percent of the outstanding shares of any Fund of the Trust at such date other than: National Association of Attorneys Fees, 750 1st Street, NE, Suite 110, Washington, DC 20002-4257, owning 140,829,608.72 shares of beneficial interest of Merrill Lynch Government Fund representing 5.84% of the Fund, Merrill Lynch Trust Company, Trustee FBO Chrysler Hourly Employees Deferred Pay Plan, P.O. Box 30532, New Brunswick, NJ 08989-0532, owning 492,231,691.96 shares of beneficial interest of Merrill Lynch Premier Institutional Fund representing 5.35% of the Fund, Amerus Group Company, 699 Walnut Street, Suite 1700, Des Moines, IA 50309-3945, owning 31,382,400.78 shares of beneficial interest of Merrill Lynch Rated Institutional Fund representing 8.92% of the Fund, First Union Real Estate Investments, 55 Public Square #1900, Cleveland, OH 44113-1937, owning 43,132,417.38 shares of beneficial interest of the Merrill Lynch Treasury Fund representing 5.34% of the Fund, Korth Family Trust, 57 Crest Road, Piedmont, CA 94611-3303, owning 95,502,639.80 shares of beneficial interest of Merrill Lynch Treasury Fund representing 11.83% of the Fund.

ANNUAL REPORT DELIVERY



     The Fund will furnish, without charge, a copy of its annual report for the fiscal year ended April 30, 1999 to any shareholder upon request. Such requests should be directed in writing to State Street Bank and Trust Company, P.O. Box 8118, Boston, Massachusetts 02266-8118 or by telephone to 1-800-225-5150 or 1-800-972-5555.


AMENDMENT TO THE DECLARATION OF TRUST OF THE TRUST


     The proposed Amendment to the Declaration of Trust of the Trust would permit the Trustees to further amend the Declaration of Trust without shareholder approval if the amendment does not materially adversely affect the rights of any shareholder. There are situations where changes in the mutual fund industry, the operations of the Trust, the laws and regulations governing the Trust, or other changes in circumstances make it necessary or desirable to amend the Declaration of Trust. Allowing the Trustees to amend the Declaration of Trust would give the officers and Trustees the ability to respond more effectively to such situations without burdening the shareholders with the substantial costs of a special shareholder meeting. For example, such an amendment might permit the Trust to attract new shareholders or retain existing shareholders. As an example, one or more shareholders or potential shareholders may wish to use the Trust for long-term investment purposes and request that the Trust provide assurance that it will remain in existence and registered as an investment company with the Securities and Exchange Commission for an extended period of time. Since providing this assurance would not adversely affect the other shareholders of the Fund, the proposed amendment to the Declaration of Trust would permit the Trustees to amend the Declaration of Trust in a manner that provides this assurance, and thereby avoid the cost of holding a special shareholders' meeting for this purpose. The proposed amendment would revise the last sentence of Section 11.3 of the Declaration of Trust as follows (added language underscored):


     The Trustees may also amend this Declaration without the vote or consent of Shareholders (i) if they deem it necessary to conform this Declaration to the requirements of applicable federal laws or regulations or the requirements of the regulated investment company provisions of the Internal Revenue Code, but the Trustees shall not be liable for failing to do so, or (ii) if they determine that the amendment will not materially adversely affect the rights of shareholders hereunder.

     Approval of this Proposal requires the affirmative vote of the holders of a majority of the shares of the Trust entitled to vote at the Meeting. The Amendment to the Declaration of Trust would become effective upon adoption by the shareholders. If it is not approved by the Trust's shareholders, the Trustees will take such action as they deem necessary or appropriate in the best interests of the Trust's shareholders, subject to legal requirements.

                             ADDITIONAL INFORMATION

     The expenses of preparation, printing and mailing by the Trust of the proxy materials in connection with the matter to be considered at the meeting will be borne by the Merrill Lynch Asset Management, L.P. ("MLAM"), the Trust's adviser. MLAM will reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of the shares of the Trust. MLAM also may hire proxy solicitors at its expense.

     In order to obtain the necessary vote at the Meeting, supplementary solicitation may be made by mail, telephone, telegraph or personal interview by officers of the Trust.

     All shares represented by properly executed proxies, unless such proxies have previously been revoked, will be voted at the Meeting in accordance with the directions on the proxies; if no direction is indicated, the shares will be voted "FOR" the amendment to the Declaration of Trust of the Trust.

     Broker-dealer firms, including Merrill Lynch, holding Trust shares in "street name" for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. The Trust understands that, under the rules of the New York

Stock Exchange, such broker-dealer firms may not, without instructions from their customers and clients, grant authority to the proxies designated to vote on the Proposal. The Fund will include shares held of record by broker-dealers as to which such authority has been granted in its tabulation of the total number of votes present for purposes of determining whether the necessary quorum of shareholders exists. Proxies which are returned but which are marked 'abstain' or on which a broker-dealer has declined to vote on any proposal ('broker non-votes') will be counted as present for the purposes of a quorum. Merrill Lynch has advised the Trust that it intends to exercise discretion over shares held in its name for which no instructions have been received by voting such shares on the Proposal in the same proportion as it has voted shares for which it has received instructions. However, abstentions and broker non-votes will be included in the determination of the number of shares present at the Meeting and will have the same effect as a vote against the Proposal.

     The Declaration of Trust establishing the Trust, dated May 7, 1987, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Funds For Institutions Series" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Series may be held to any personal liability, nor may resort be had to their private property for the satisfaction of any obligation or claim or otherwise in connection with the affairs of said Series but the Trust Property only shall be liable.

ADDRESS OF INVESTMENT ADVISER AND DISTRIBUTOR

     The principal office of the Trust's Investment Adviser and Distributor is located at P.O. Box 9011, Princeton, New Jersey 08543-9011.


MEETINGS OF SHAREHOLDERS


     The Fund's Declaration of Trust does not require that the Trust hold an annual meeting of shareholders. The Trust will be required, however, to call special meetings of shareholders in accordance with the requirements of the Investment Company Act of 1940 to seek approval of new management and advisory arrangements or of a change in the fundamental policies, objectives or restrictions of the Trust. The Trust also would be required to hold a special shareholders' meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration of Trust of the Trust provides for the calling of shareholders' meetings at the request of 10% of the outstanding shares or by a majority of the Trustees.

By Order of the Board

PHILLIP GILLESPIE
Secretary


Dated: August 18, 1999


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                                     PROXY


                  Merrill Lynch Funds For Institutions Series
                              One Financial Center
                                Boston, MA 02111

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.


     The undersigned hereby appoints each of Robert W. Crook, William M. Breen and James J. Fatseas as proxies, each with the power to appoint his substitute, and authorizes each of them to represent and to vote, as designated below, all shares of beneficial interest of Merrill Lynch Funds For Institutions Series (the "Trust") held of record by the undersigned on July 30, 1999 at a special meeting of shareholders of the Trust to be held on October 20, 1999 or any adjournment thereof. This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, this proxy will be voted for the Proposal set forth below and, in the discretion of such proxies, upon such other business as may properly come before the meeting or any adjournment thereof.


 1. To consider and act upon a proposal to amend the Declaration of Trust of the Trust to allow the Trustees to make future amendments to the Declaration of Trust without shareholder authorization provided that the amendment does not materially adversely affect the rights of any shareholder.

             [ ] FOR            [ ] AGAINST            [ ] ABSTAIN

                                          Please sign this proxy in the space
                                          provided below. Execution by
                                          shareholders who are not individuals
                                          must be made by an authorized
                                          signatory.

                                          Dated:
                                          --------------------------------------

                                          --------------------------------------
                                          Signature

Please mark boxes [X] or [ ] in
blue or black ink.

Please sign, date and return
this Proxy
promptly using the enclosed
envelope.